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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21507

Evergreen Utilities and High Income Fund

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end: August 31

Date of reporting period: February 28, 2009

Item 1 - Reports to Stockholders.

Evergreen Utilities and High Income Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	STATEMENT OF CASH FLOWS
23	NOTES TO FINANCIAL STATEMENTS
36	ADDITIONAL INFORMATION
45	AUTOMATIC DIVIDEND REINVESTMENT PLAN
48	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

April 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen Utilities and High Income Fund for the six-month period ended February 28, 2009 (the “period”).

During the latter half of 2008, one of the worst periods in the history of the financial markets developed as the crises in housing and credit forced the economy into recession, and as a result, the financial markets fell into turmoil. Previously venerable financial institutions fell as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

In early 2009, layoff announcements accelerated, further pressuring personal consumption and business investment. The equity markets continued to suffer, as weakness in economic data and corporate profits persisted. In addition, investors in all markets were trying to grasp the ramifications of a variety of federal proposals to combat the recession and the financial crisis. International markets were hit hard as economies in both developed and emerging countries remained weak. In the fixed income markets, high yield bonds recovered from the extreme weakness experienced last year and municipal securities also climbed higher.

During this period of unprecedented events, the management of Evergreen Utilities and High Income Fund maintained an emphasis on the pursuit of a high level of current income and moderate capital growth for investors. The management invested in both common stocks and convertible securities, while also keeping a substantial allocation to high yield corporate bonds.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. We continue to urge investors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for doing business with Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31,

		2008	2007	2006	2005	2004[1]

Net asset value, beginning of period	$17.50	$24.05	$23.16	$25.43	$19.76	$19.10 [2]

Income from investment operations
Net investment income (loss)	0.31 [3]	2.49 [3]	2.81 [3]	4.07 [3]	1.80	0.77
Net realized and unrealized gains or losses on investments	(7.12)	(4.18)	2.37	(0.51)	5.64	0.34
Distributions to preferred shareholders from[3]
Net investment income	0	(0.33)	(0.30)	(0.39)	(0.15)	(0.02)
Net realized gains	0	0	(0.20)	(0.02)	(0.04)	0

Total from investment operations	(6.81)	(2.02)	4.68	3.15	7.25	1.09

Distributions to common shareholders from
Net investment income	(1.14)	(2.76)	(3.79)	(2.76)	(1.58)	(0.30)
Net realized gains	0	(1.77)	0	(2.67)	0	0

Total distributions to common shareholders	(1.14)	(4.53)	(3.79)	(5.43)	(1.58)	(0.30)

Offering costs charged to capital for
Common shares	0	0	0	0	0	(0.04)
Preferred shares	0	0	0	0.01 [3,4]	0	(0.09)

Total offering costs	0	0	0	0.01	0	(0.13)

Net asset value, end of period	$9.55	$17.50	$24.05	$23.16	$25.43	$19.76

Market value, end of period	$9.17	$21.02	$27.30	$23.50	$22.21	$18.29

Total return based on market value[5]	(51.90)%	(7.86)%	34.05%	35.89%	31.00%	(7.05)%

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$86,505	$156,384	$209,066	$195,955	$250,826	$227,328
Liquidation value of preferred shares, end of period (thousands)	N/A	N/A	$80,000	$80,000	$80,000	$80,000
Asset coverage ratio, end of period	N/A	N/A	360%	341%	406%	284%
Ratios to average net assets
Expenses including waivers/reimbursements and interest expense but excluding expense reductions	3.00%[6]	1.89%	1.42%	1.70%	1.49%	1.31%[6]
Expenses including interest expense but excluding waivers/reimbursements and expense reductions	3.83%[6]	1.92%	1.42%	1.70%	1.54%	1.31%[6]
Expenses including waivers/reimbursements but excluding expense reductions and interest expense	1.79%[6]	1.37%	1.20%	1.39%	1.19%	1.02%[6]
Interest expense	1.21%[6]	0.52%	0.22%	0.31%	0.30%	0.29%[6]
Net investment income (loss)[7]	5.29%[6]	10.33%	9.41%	16.00%	8.50%	12.05%[6]
Portfolio turnover rate	37%	153%	117%	122%	126%	55%

1	For the period from April 30, 2004 (commencement of operations), to August 31, 2004.
2	Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.
3	Calculated based on average common shares outstanding during the period.
4	Amount represents a refund of certain preferred share offering expenses.
5

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

6	Annualized
7	The net investment income (loss) ratio reflects any distributions paid to preferred shareholders.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

February 28, 2009 (unaudited)

	Principal Amount	Value

CORPORATE BONDS 35.4%
CONSUMER DISCRETIONARY 5.4%
Auto Components 0.5%
Cooper Standard Automotive, Inc., 7.00%, 12/15/2012	$45,000	$10,350
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	595,000	191,888
Goodyear Tire & Rubber Co.:
6.32%, 12/01/2009	105,000	99,356
7.86%, 08/15/2011	100,000	80,500
9.00%, 07/01/2015	55,000	41,800

		423,894

Diversified Consumer Services 0.1%
Carriage Services, Inc., 7.875%, 01/15/2015	145,000	122,525
Service Corporation International, 6.75%, 04/01/2015	10,000	9,275

		131,800

Hotels, Restaurants & Leisure 0.8%
Boyd Gaming Corp., 7.75%, 12/15/2012	15,000	11,325
Caesars Entertainment, Inc.:
7.875%, 03/15/2010	315,000	92,138
8.125%, 05/15/2011	135,000	22,950
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010	145,000	18,125
Isle of Capri Casinos, Inc., 7.00%, 03/01/2014	76,000	30,780
MGM MIRAGE, 8.50%, 09/15/2010	35,000	16,100
Pinnacle Entertainment, Inc., 8.75%, 10/01/2013	10,000	8,950
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	50,000	44,250
Seneca Gaming Corp., 7.25%, 05/01/2012	110,000	81,950
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A	330,000	194,700
Universal City Development Partners, Ltd., 11.75%, 04/01/2010	190,000	146,300

		667,568

Household Durables 1.9%
Centex Corp., 5.80%, 09/15/2009	285,000	277,875
D.R. Horton, Inc.:
4.875%, 01/15/2010	135,000	128,925
6.00%, 04/15/2011	15,000	13,575
9.75%, 09/15/2010	270,000	264,600
Hovnanian Enterprises, Inc.:
6.00%, 01/15/2010	90,000	76,950
11.50%, 05/01/2013	30,000	23,550
Lennar Corp.:
5.125%, 10/01/2010	355,000	305,300
7.625%, 03/01/2009	110,000	110,000
Libbey, Inc., FRN, 9.57%, 06/01/2011 ††	270,000	113,400
Meritage Homes Corp.:
6.25%, 03/15/2015	65,000	39,325
7.00%, 05/01/2014	185,000	118,862

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2009 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Household Durables continued
Pulte Homes, Inc.:
7.875%, 08/01/2011	$80,000	$76,400
8.125%, 03/01/2011	75,000	72,750

		1,621,512

Internet & Catalog Retail 0.1%
Ticketmaster Entertainment, Inc., 10.75%, 08/01/2016 144A	130,000	94,250

Media 0.9%
Charter Communications, Inc.:
8.00%, 04/30/2012 144A	90,000	80,550
10.875%, 09/15/2014 144A	375,000	348,750
CSC Holdings, Inc., 7.625%, 04/01/2011	80,000	79,600
DirectTV Holdings, LLC, 7.625%, 05/15/2016	10,000	9,650
Idearc, Inc., 8.00%, 11/15/2016	655,000	13,100
Lamar Media Corp.:
6.625%, 08/15/2015	55,000	35,750
7.25%, 01/01/2013	35,000	27,300
Mediacom, LLC, 7.875%, 02/15/2011	100,000	92,000
R.H. Donnelley Corp., 11.75%, 05/15/2015 144A	185,000	26,825
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012	60,000	36,150
Videotron, Ltd., 9.125%, 04/15/2018 144A	70,000	70,612

		820,287

Multiline Retail 0.1%
Macy’s, Inc., 7.875%, 07/15/2015	85,000	61,044
Neiman Marcus Group, Inc., 9.00%, 10/15/2015	85,000	34,000

		95,044

Specialty Retail 0.6%
American Achievement Corp., 8.25%, 04/01/2012 144A	525,000	422,625
AutoZone, Inc., 6.50%, 01/15/2014	10,000	9,931
Best Buy Co., Inc., 6.75%, 07/15/2013	55,000	52,087

		484,643

Textiles, Apparel & Luxury Goods 0.4%
Oxford Industries, Inc., 8.875%, 06/01/2011	285,000	212,325
Visant Corp., 7.625%, 10/01/2012	135,000	126,563

		338,888

CONSUMER STAPLES 1.0%
Beverages 0.2%
Anheuser-Busch InBev, 7.75%, 01/15/2019 144A	135,000	135,300

Food Products 0.4%
Dean Foods Co., 6.625%, 05/15/2009	5,000	5,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2009 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES continued
Food Products continued
Del Monte Foods Co.:
6.75%, 02/15/2015	$30,000	$28,800
8.625%, 12/15/2012	160,000	162,000
Tyson Foods, Inc.:
6.85%, 04/01/2016	100,000	81,021
10.50%, 03/01/2014 144A	50,000	47,375

		324,196

Personal Products 0.0%
Central Garden & Pet Co., 9.125%, 02/01/2013	30,000	22,500

Tobacco 0.4%
Altria Group, Inc., 10.20%, 02/06/2039	375,000	383,664

ENERGY 6.4%
Energy Equipment & Services 0.8%
Bristow Group, Inc., 7.50%, 09/15/2017	240,000	173,400
GulfMark Offshore, Inc., 7.75%, 07/15/2014	225,000	173,250
Hornbeck Offshore Services, Inc., Ser. B, 6.125%, 12/01/2014	181,000	135,750
Parker Drilling Co., 9.625%, 10/01/2013	114,000	76,950
PHI, Inc., 7.125%, 04/15/2013	262,000	156,545

		715,895

Oil, Gas & Consumable Fuels 5.6%
Chesapeake Energy Corp.:
6.875%, 01/15/2016	569,000	470,847
9.50%, 02/15/2015	160,000	149,600
El Paso Corp.:
6.75%, 05/15/2009	45,000	45,186
7.42%, 02/15/2037	240,000	171,053
12.00%, 12/12/2013	45,000	47,925
Encore Acquisition Co., 6.00%, 07/15/2015	240,000	187,200
Exco Resources, Inc., 7.25%, 01/15/2011	125,000	100,469
Ferrellgas Partners, LP, 6.75%, 05/01/2014 144A	210,000	181,650
Forest Oil Corp.:
7.25%, 06/15/2019	175,000	140,875
7.25%, 06/15/2019 144A	150,000	120,750
8.50%, 02/15/2014 144A	45,000	41,175
Frontier Oil Corp., 6.625%, 10/01/2011	160,000	154,000
Marathon Oil Corp., 7.50%, 02/15/2019	75,000	72,981
Newfield Exploration Co.:
6.625%, 04/15/2016	220,000	192,500
7.125%, 05/15/2018	105,000	92,925
Peabody Energy Corp.:
5.875%, 04/15/2016	315,000	283,500
7.875%, 11/01/2026	210,000	189,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2009 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Petrohawk Energy Corp.:
7.875%, 06/01/2015 144A	$295,000	$255,175
10.50%, 08/01/2014 144A	70,000	69,300
Plains Exploration & Production Co., 7.625%, 06/01/2018	235,000	205,625
Quicksilver Resources, Inc., 8.25%, 08/01/2015	70,000	57,400
Range Resources Corp., 7.25%, 05/01/2018	30,000	27,300
Sabine Pass LNG, LP:
7.25%, 11/30/2013	555,000	391,275
7.50%, 11/30/2016	15,000	10,162
SandRidge Energy, Inc., 8.00%, 06/01/2018 144A	55,000	43,175
Southwestern Energy Co., 7.50%, 02/01/2018 144A	85,000	80,750
Tennessee Gas Pipeline, 8.00%, 02/01/2016 144A	45,000	44,437
Tesoro Corp.:
6.50%, 06/01/2017	310,000	240,250
6.625%, 11/01/2015	15,000	12,300
Williams Cos.:
7.125%, 09/01/2011	485,000	473,139
8.125%, 03/15/2012	95,000	94,050
8.75%, 01/15/2020 144A	70,000	69,650
8.75%, 03/15/2032	130,000	121,838

		4,837,462

FINANCIALS 5.3%
Capital Markets 0.6%
E*TRADE Financial Corp.:
8.00%, 06/15/2011	5,000	2,075
12.50%, 11/30/2017	31,000	14,415
12.50%, 11/30/2017 144A	223,000	103,695
Goldman Sachs Group, Inc., 6.15%, 04/01/2018	199,000	181,125
Lehman Brothers Holdings, Inc., 6.875%, 05/02/2018 •	20,000	2,700
Morgan Stanley:
6.625%, 04/01/2018	160,000	147,988
FRN, 1.57%, 10/15/2015 ††	55,000	40,474

		492,472

Consumer Finance 3.2%
Ford Motor Credit Co., LLC:
5.70%, 01/15/2010	635,000	447,670
9.75%, 09/15/2010	155,000	100,113
General Electric Capital Corp.:
5.625%, 05/01/2018	25,000	21,453
5.875%, 01/14/2038	185,000	131,889
6.15%, 08/07/2037	75,000	56,299
6.875%, 01/10/2039	125,000	101,434

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2009 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Consumer Finance continued
GMAC, LLC:
6.75%, 12/01/2014 144A	$36,000	$17,498
6.875%, 09/15/2011 144A	331,000	215,591
6.875%, 08/28/2012 144A	446,000	256,954
7.75%, 01/19/2010	255,000	186,501
8.00%, 12/31/2018 144A	101,000	24,223
8.00%, 11/01/2031 144A	275,000	123,632
FRN, 2.49%, 05/15/2009 ††	385,000	340,244
International Lease Finance Corp.:
4.375%, 11/01/2009	40,000	31,998
4.75%, 07/01/2009	50,000	43,065
4.875%, 09/01/2010	135,000	98,236
5.00%, 04/15/2010	5,000	3,831
5.125%, 11/01/2010	60,000	44,814
5.75%, 06/15/2011	77,000	53,447
6.375%, 03/15/2009	67,000	63,967
Sprint Capital Corp.:
6.875%, 11/15/2028	610,000	337,675
7.625%, 01/30/2011	145,000	125,840

		2,826,374

Diversified Financial Services 0.5%
Leucadia National Corp.:
7.125%, 03/15/2017	70,000	51,800
8.125%, 09/15/2015	438,000	365,730

		417,530

Real Estate Investment Trusts (REITs) 0.9%
Host Marriott Corp.:
7.125%, 11/01/2013	115,000	91,713
Ser. Q, 6.75%, 06/01/2016	125,000	90,625
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014	295,000	278,775
Ventas, Inc.:
6.75%, 04/01/2017	90,000	76,500
7.125%, 06/01/2015	180,000	160,200
9.00%, 05/01/2012	60,000	59,550

		757,363

Thrifts & Mortgage Finance 0.1%
Residential Capital, LLC, 8.50%, 05/15/2010 144A	120,000	83,400

HEALTH CARE 1.4%
Health Care Equipment & Supplies 0.1%
Biomet, Inc., 10.375%, 10/15/2017	25,000	21,938
Universal Hospital Services, Inc., 8.50%, 06/01/2015	12,000	10,500

		32,438

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2009 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
HEALTH CARE continued
Health Care Providers & Services 1.3%
HCA, Inc.:
9.25%, 11/15/2016	$375,000	$344,062
9.625%, 11/15/2016	395,000	330,813
Humana, Inc., 7.20%, 06/15/2018	275,000	238,559
Omnicare, Inc., 6.125%, 06/01/2013	255,000	237,150

		1,150,584

INDUSTRIALS 3.4%
Aerospace & Defense 1.3%
Alliant Techsystems, Inc., 6.75%, 04/01/2016	55,000	53,350
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	1,096,000	1,016,540
6.375%, 10/15/2015	85,000	80,750

		1,150,640

Building Products 0.0%
Ply Gem Industries, Inc., 11.75%, 06/15/2013	50,000	23,250

Commercial Services & Supplies 1.2%
Allied Waste North America, Inc., 6.875%, 06/01/2017	5,000	4,757
Browning-Ferris Industries, Inc.:
7.40%, 09/15/2035	225,000	200,790
9.25%, 05/01/2021	225,000	230,059
Corrections Corporation of America:
6.75%, 01/31/2014	25,000	24,375
7.50%, 05/01/2011	15,000	15,000
Geo Group, Inc., 8.25%, 07/15/2013	30,000	27,150
Mobile Mini, Inc., 6.875%, 05/01/2015	295,000	219,775
Toll Corp., 8.25%, 02/01/2011	275,000	270,875

		992,781

Machinery 0.6%
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	1,095,000	498,225

Road & Rail 0.1%
Kansas City Southern, 13.00%, 12/15/2013	110,000	116,325

Trading Companies & Distributors 0.2%
United Rentals, Inc., 6.50%, 02/15/2012	200,000	158,000

INFORMATION TECHNOLOGY 1.5%
Communications Equipment 0.3%
EchoStar Corp.:
6.625%, 10/01/2014	100,000	90,250
7.75%, 05/31/2015	100,000	92,750
Lucent Technologies, Inc., 2.875%, 06/15/2025	165,000	75,281

		258,281

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2009 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment, Instruments & Components 1.1%
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	$270,000	$246,375
Jabil Circuit, Inc., 8.25%, 03/15/2018	829,000	623,822
Sanmina-SCI Corp., 8.125%, 03/01/2016	65,000	23,075

		893,272

Semiconductors & Semiconductor Equipment 0.1%
Spansion, Inc., FRN, 5.33%, 06/01/2013 144A ††	445,000	106,244

MATERIALS 3.9%
Chemicals 1.3%
Airgas, Inc., 7.125%, 10/01/2018 144A	10,000	9,525
Huntsman, LLC:
7.375%, 01/01/2015	65,000	30,712
11.625%, 10/15/2010	375,000	372,187
Koppers Holdings, Inc., Sr. Disc. Note, Step Bond, 0.00%, 11/15/2014 †	225,000	185,625
Lubrizol Corp., 8.875%, 02/01/2019	50,000	51,348
Momentive Performance Materials, Inc.:
9.75%, 12/01/2014	70,000	26,950
10.125%, 12/01/2014	84,409	23,635
Mosaic Co.:
7.30%, 01/15/2028	355,000	311,368
7.625%, 12/01/2016 144A	83,000	79,794
Tronox Worldwide, LLC, 9.50%, 12/01/2012 •	170,000	19,125

		1,110,269

Construction Materials 0.8%
CPG International, Inc.:
10.50%, 07/01/2013	695,000	371,825
FRN, 8.56%, 07/01/2012 ††	140,000	74,900
CRH America, Inc.:
5.625%, 09/30/2011	60,000	52,379
8.125%, 07/15/2018	220,000	171,577
Texas Industries, Inc., 7.25%, 07/15/2013 144A	120,000	85,800

		756,481

Containers & Packaging 0.5%
Berry Plastics Holdings Corp., 8.875%, 09/15/2014	85,000	51,000
Exopack Holding Corp., 11.25%, 02/01/2014	615,000	361,313

		412,313

Metals & Mining 0.8%
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/2015	65,000	57,916
8.375%, 04/01/2017	710,000	613,225

		671,141

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2009 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Paper & Forest Products 0.5%
Georgia Pacific Corp., 8.125%, 05/15/2011	$120,000	$117,000
International Paper Co., 7.95%, 06/15/2018	305,000	240,970
Verso Paper Holdings, LLC, 9.125%, 08/01/2014	190,000	72,200

		430,170

TELECOMMUNICATION SERVICES 2.3%
Diversified Telecommunication Services 1.0%
Citizens Communications Co., 7.875%, 01/15/2027	150,000	110,250
FairPoint Communications, Inc., 13.125%, 04/01/2018 144A	55,000	23,100
Qwest Corp.:
6.50%, 06/01/2017	10,000	8,250
7.50%, 06/15/2023	125,000	95,000
7.875%, 09/01/2011	370,000	366,300
8.875%, 03/15/2012	255,000	252,450

		855,350

Wireless Telecommunication Services 1.3%
Centennial Communications Corp., 8.125%, 02/01/2014	355,000	369,200
Cricket Communications, Inc., 9.375%, 11/01/2014	75,000	68,812
MetroPCS Communications, Inc., 9.25%, 11/01/2014	395,000	375,250
Sprint Nextel Corp.:
6.90%, 05/01/2019	30,000	19,531
Ser. D, 7.375%, 08/01/2015	305,000	140,362
Ser. E, 6.875%, 10/31/2013	365,000	173,460

		1,146,615

UTILITIES 4.8%
Electric Utilities 3.9%
Allegheny Energy Supply Co., 8.25%, 04/15/2012 144A	665,000	678,300
Aquila, Inc., Step Bond, 11.875%, 07/01/2012 ††	904,000	954,371
Arizona Public Services, 8.75%, 03/01/2019	125,000	123,628
CMS Energy Corp., 8.50%, 04/15/2011	65,000	65,926
Edison Mission Energy, 7.00%, 05/15/2017	10,000	8,500
Energy Future Holdings Corp.:
10.875%, 11/01/2017	50,000	28,750
11.25%, 11/01/2017	225,000	100,125
Mirant Mid-Atlantic, LLC, Ser. C, 10.06%, 12/30/2028	350,746	333,208
Mirant North America, LLC, 7.375%, 12/31/2013	185,000	170,200
NRG Energy, Inc., 7.375%, 02/01/2016	510,000	471,750
Orion Power Holdings, Inc., 12.00%, 05/01/2010	367,000	378,469
Public Service Company of New Mexico, 7.95%, 04/01/2015	80,000	71,109

		3,384,336

Gas Utilities 0.2%
ONEOK, Inc., 8.625%, 03/01/2019	190,000	189,208

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2009 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
UTILITIES continued
Independent Power Producers & Energy Traders 0.6%
AES Corp., 8.00%, 10/15/2017	$5,000	$4,275
Dynegy Holdings, Inc.:
6.875%, 04/01/2011	60,000	51,300
7.125%, 05/15/2018	50,000	26,250
7.50%, 06/01/2015	20,000	12,500
8.75%, 02/15/2012	55,000	46,200
Reliant Energy, Inc.:
6.75%, 12/15/2014	395,000	349,575
7.625%, 06/15/2014	70,000	51,100
7.875%, 06/15/2017	30,000	21,974

		563,174

Multi-Utilities 0.1%
PNM Resources, Inc., 9.25%, 05/15/2015	60,000	54,300

Total Corporate Bonds (cost $37,320,047)		30,627,439

YANKEE OBLIGATIONS – CORPORATE 5.5%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Videotron, Ltd., 9.125%, 04/15/2018 144A	15,000	15,225

ENERGY 1.5%
Energy Equipment & Services 0.4%
Forbes Energy Services, Ltd., 11.00%, 02/15/2015	680,000	394,400

Oil, Gas & Consumable Fuels 1.1%
Connacher Oil & Gas, Ltd., 10.25%, 12/15/2015 144A	245,000	94,325
Griffin Coal Mining Co., Ltd., 9.50%, 12/01/2016 144A	1,459,000	517,945
OPTI Canada, Inc., 7.875%, 12/15/2014	535,000	179,225
Petrobras International Finance Co., 7.875%, 03/15/2019	50,000	50,375
TransCanada Pipelines, Ltd., 7.625%, 01/15/2039	95,000	95,154

		937,024

FINANCIALS 1.3%
Consumer Finance 0.2%
Avago Technologies Finance, Ltd.:
10.125%, 12/01/2013	10,000	8,475
FRN, 7.70%, 06/01/2013 ††	105,000	82,950
Petroplus Finance, Ltd., 6.75%, 05/01/2014 144A	120,000	93,600
Virgin Media Finance plc, 9.125%, 08/15/2016	5,000	4,419

		189,444

Diversified Financial Services 1.1%
FMG Finance Property, Ltd.:
10.625%, 09/01/2016 144A	655,000	560,025
FRN, 6.20%, 09/01/2011 144A ††	170,000	145,350

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2009 (unaudited)

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
FINANCIALS continued
Diversified Financial Services continued
Ship Finance International, Ltd., 8.50%, 12/15/2013	$300,000	$225,750

		931,125

INDUSTRIALS 1.1%
Road & Rail 1.1%
Kansas City Southern de Mexico:
7.375%, 06/01/2014	685,000	609,650
9.375%, 05/01/2012	340,000	334,900

		944,550

INFORMATION TECHNOLOGY 0.1%
Electronic Equipment, Instruments & Components 0.1%
Celestica, Inc., 7.875%, 07/01/2011	80,000	77,100

MATERIALS 0.8%
Metals & Mining 0.7%
Evraz Group SA:
8.875%, 04/24/2013	75,000	45,937
8.875%, 04/24/2013 144A	100,000	60,500
9.50%, 04/24/2018 144A	30,000	15,450
Novelis, Inc., 7.25%, 02/15/2015	674,000	213,995
Vedanta Resources plc, 9.50%, 07/18/2018 144A	385,000	221,375

		557,257

Paper & Forest Products 0.1%
Cascades, Inc., 7.25%, 02/15/2013	165,000	95,288

TELECOMMUNICATION SERVICES 0.7%
Wireless Telecommunication Services 0.7%
Inmarsat, plc, Sr. Disc. Note, Step Bond, 10.375%, 11/15/2012 †	5,000	5,125
Intelsat, Ltd.:
8.50%, 04/15/2013 144A	375,000	358,125
8.875%, 01/15/2015 144A	10,000	9,500
Vimpel Communications:
8.375%, 04/30/2013 144A	5,000	3,375
9.125%, 04/30/2018 144A	375,000	214,200

		590,325

UTILITIES 0.0%
Electric Utilities 0.0%
InterGen NV, 9.00%, 06/30/2017 144A	30,000	28,350

Total Yankee Obligations – Corporate (cost $7,079,128)		4,760,088

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Notes, 2.75%, 02/15/2019 (cost $48,930)	50,000	48,766

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2009 (unaudited)

	Shares	Value

COMMON STOCKS 72.0%
ENERGY 4.3%
Oil, Gas & Consumable Fuels 4.3%
El Paso Corp.	75,000	$506,250
Southwestern Energy Co. *	30,000	863,100
Spectra Energy Corp.	140,000	1,820,000
Williams Cos.	50,000	565,000

		3,754,350

INDUSTRIALS 1.6%
Industrial Conglomerates 1.6%
Otter Tail Corp.	80,000	1,392,800

TELECOMMUNICATION SERVICES 14.4%
Diversified Telecommunication Services 9.2%
BCE, Inc.	21,000	410,970
Chunghwa Telecom Co., Ltd., ADR	120,961	1,856,751
D&E Communications, Inc.	100,000	675,000
Shenandoah Telecommunications Co. +	56,651	1,198,169
Telstra Corp., Ltd.	1,000,000	2,281,519
TELUS Corp.	27,900	745,465
Windstream Corp.	100,000	746,000

		7,913,874

Wireless Telecommunication Services 5.2%
American Tower Corp., Class A *	80,000	2,329,600
Rogers Communications, Inc., Class B	65,000	1,524,900
Sprint Nextel Corp.	200,500	659,645

		4,514,145

UTILITIES 51.7%
Electric Utilities 36.4%
Allegheny Energy, Inc.	100,000	2,364,000
DPL, Inc.	190,000	3,819,000
E.ON AG	100,000	2,575,932
Edison International	75,000	2,041,500
El Paso Electric Co.	75,000	1,059,750
Enel SpA	250,000	1,249,167
Exelon Corp.	70,000	3,305,400
FirstEnergy Corp.	47,000	2,000,320
Fortum Oyj	75,000	1,300,147
Great Plains Energy, Inc.	149,900	2,029,646
ITC Holdings Corp.	36,000	1,329,480
Maine & Maritimes Corp.	1,135	40,826
Northeast Utilities	71,900	1,575,329
Progress Energy, Inc.	66,900	2,369,598
Southern Co.	120,000	3,637,200
TERNA SpA	250,000	781,271

		31,478,566

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2009 (unaudited)

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Independent Power Producers & Energy Traders 2.5%
Constellation Energy Group, Inc.	24,000	$474,240
Ormat Technologies, Inc.	65,000	1,669,850

		2,144,090

Multi-Utilities 8.4%
CenterPoint Energy, Inc.	100,000	1,032,000
PNM Resources, Inc.	50,000	384,500
Sempra Energy	100,000	4,157,000
Suez Environnement SA *	40,000	587,102
United Utilities Group plc	150,000	1,086,624
Wisconsin Energy Corp.	1,500	59,730

		7,306,956

Water Utilities 4.4%
American Water Works Co., Inc.	55,000	1,020,250
Pennichuck Corp. +	150,000	2,776,500

		3,796,750

Total Common Stocks (cost $81,115,910)		62,301,531

ESCROW SHARES 0.0%
Mirant Corp. Escrow * + ☐ (cost $0)	5,000,000	0

Closed End Mutual Fund Shares 0.2%
Dreyfus High Yield Strategies Fund, Inc.	20,689	49,860
Eaton Vance Limited Duration Income Trust	3,659	36,005
LMP Corporate Loan Fund, Inc.	1,677	11,253
New America High Income Fund, Inc.	8,066	39,927
Wellington High Yield Plus Fund, Inc.	470	1,104

Total Closed End Mutual Fund Shares (cost $134,985)		138,149

	Principal Amount	Value

LOANS 2.3%
CONSUMER DISCRETIONARY 0.7%
Ford Motor Co., FRN, 5.00%, 12/15/2013 ††	$402,705	127,488
General Motors Corp., FRN, 4.15%, 11/29/2013 ††	437,767	153,757
Idearc, Inc., FRN:
1.98%, 11/13/2013 ††	25,000	8,791
2.48%-3.46%, 11/17/2014 ††	343,727	120,304
Newsday, LLC, 9.75%, 07/15/2013	170,000	155,625
Tropicana Entertainment, LLC, FRN, 6.50%, 01/03/2012 ††	390,000	89,704

		655,669

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2009 (unaudited)

	Principal Amount	Value

LOANS continued
CONSUMER STAPLES 0.3%
Merisant Co., FRN, 5.25%, 01/11/2010 ††	$303,787	$241,511

ENERGY 0.2%
Alon Krotz Springs, Inc., FRN, 9.75%-10.75%, 07/03/2014 ††	90,000	37,430
Semgroup Energy Partners, FRN, 9.00%, 07/20/2012 ††	155,000	112,558

		149,988

FINANCIALS 0.1%
Realogy Corp., FRN, 3.44%-5.86%, 09/01/2014 ††	174,116	103,119

HEALTH CARE 0.1%
HCA, Inc., N/A, 11/18/2012 <	140,000	125,489

INDUSTRIALS 0.3%
Clarke American Corp., FRN, 2.98%-3.96%, 02/28/2014 ††	204,710	124,828
Neff Corp., FRN, 3.95%, 11/30/2014 ††	705,000	148,050

		272,878

INFORMATION TECHNOLOGY 0.1%
iPayment, Inc., FRN, 2.41%-3.47%, 05/10/2013 ††	114,849	65,535

MATERIALS 0.5%
Graham Packaging Co., FRN, 2.69%-6.31%, 10/07/2011 ††	99,746	85,000
Lyondell Chemical Co., FRN, 7.00%, 12/20/2014 ††	894,121	232,176
Novelis, Inc., N/A, 07/06/2014 <	160,000	99,651

		416,827

Total Loans (cost $3,969,978)		2,031,016

	Shares	Value

SHORT-TERM INVESTMENTS 9.5%
MUTUAL FUND SHARES 9.5%
Evergreen Institutional Money Market Fund, Class I, 0.74% q ø ## (cost $8,227,609)	8,227,609	8,227,609

Total Investments (cost $137,896,587) 125.0%		108,134,598
Other Assets and Liabilities (25.0%)		(21,630,068)

Net Assets 100.0%		$86,504,530

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2009 (unaudited)

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.

This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
†

Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

††	The rate shown is the stated rate at the current period end.
*	Non-income producing security
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
<	All or a portion of the position represents an unfunded loan commitment.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities and/or unfunded loans.

Summary of Abbreviations

ADR	American Depository Receipt
FRN	Floating Rate Note

The following table shows the percent of the total long-term investments by geographic location as of February 28, 2009:

United States	81.9%
Canada	3.3%
Australia	3.0%
Germany	2.5%
Italy	2.0%
Taiwan	1.9%
Finland	1.3%
United Kingdom	1.3%
Mexico	0.9%
Bermuda	0.7%
France	0.6%
Ireland	0.2%
Cayman Islands	0.1%
Luxembourg	0.1%
Netherlands	0.1%
Singapore	0.1%

100.0%

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of February 28, 2009*:

AAA	2.9%
AA	0.9%
A	0.6%
BBB	10.3%
BB	46.7%
B	35.8%
CCC	1.8%
Less than CCC	0.7%
NR	0.3%

100.0%

The following table shows the percent of total investments based on effective maturity as of February 28, 2009*:

Less than 1 year	8.5%
1 to 3 year(s)	14.6%
3 to 5 years	22.5%
5 to 10 years	44.2%
10 to 20 years	6.6%
20 to 30 years	3.6%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2009 (unaudited)

Assets
Investments in unaffiliated issuers, at value (cost $129,668,978)	$99,906,989
Investments in affiliated issuers, at value (cost $8,227,609)	8,227,609

Total investments	108,134,598
Foreign currency, at value (cost $490,195)	424,377
Receivable for securities sold	1,365,735
Dividends and interest receivable	1,794,210
Unrealized gains on credit default swap transactions	27,983
Premiums paid on credit default swap transactions	102,365
Receivable from investment advisor	8,959
Prepaid structuring fee (See Note 4)	590,321
Prepaid expenses and other assets	1,229

Total assets	112,449,777

Liabilities
Dividends payable	998,368
Payable for securities purchased	1,960,570
Unrealized losses on credit default swap transactions	52,064
Premiums received on credit default swap transactions	70,119
Secured borrowing payable	22,014,655
Payable to investment advisor (See Note 4)	577,778
Due to custodian bank	138
Due to other related parties	448
Accrued expenses and other liabilities	271,107

Total liabilities	25,945,247

Net assets	$86,504,530

Net assets represented by
Paid-in capital	$162,327,401
Overdistributed net investment income	(7,678,323)
Accumulated net realized losses on investments	(37,861,907)
Net unrealized losses on investments	(30,282,641)

Net assets	$86,504,530

Net asset value per share
Based on $86,504,530 divided by 9,062,578 common shares issued and outstanding (unlimited number of common shares authorized)	$9.55

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2009 (unaudited)

Investment income
Interest	$2,489,373
Dividends (net of foreign withholding taxes of $51,986)	1,741,765
Income from affiliated issuers	106,889
Securities lending	4,876

Total investment income	4,342,903

Expenses
Advisory fee	452,484
Administrative services fee	37,707
Transfer agent fees	15,032
Trustees’ fees and expenses	1,939
Printing and postage expenses	32,974
Custodian and accounting fees	37,388
Professional fees	37,894
Secured borrowing fees	755,986
Interest expense	637,135
Other	1,551

Total expenses	2,010,090
Less: Fee waivers	(433,826)

Net expenses	1,576,264

Net investment income	2,766,639

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	(31,138,577)
Foreign currency related transactions	(316,715)
Written options	408,888
Credit default swap transactions	(3,362)

Net realized losses on investments	(31,049,766)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	(33,125,024)
Foreign currency related transactions	154,829
Written options	34,831
Credit default swap transactions	(26,563)

Net change in unrealized gains or losses on investments	(32,961,927)

Net realized and unrealized gains or losses on investments	(64,011,693)

Net decrease in net assets resulting from operations	$(61,245,054)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31, 2008

Operations
Net investment income	$2,766,639	$22,019,520
Net realized losses on investments	(31,049,766)	(7,738,597)
Net change in unrealized gains or losses on investments	(32,961,927)	(30,320,394)
Distribution to preferred shareholders from net investment income	0	(2,902,064)

Net decrease in net assets resulting from operations	(61,245,054)	(18,941,535)

Distributions to common shareholders from
Net investment income	(10,262,477)	(24,384,141)
Net realized gains	0	(15,510,502)

Total distributions to common shareholders	(10,262,477)	(39,894,643)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	1,628,320	6,154,409

Total decrease in net assets applicable to common shareholders	(69,879,211)	(52,681,769)
Net assets
Beginning of period	156,383,741	209,065,510

End of period	$86,504,530	$156,383,741

Overdistributed net investment income	$(7,678,323)	$(182,485)

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

February 28, 2009 (unaudited)

Decrease in cash:
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(61,245,054)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(58,206,252)
Proceeds from disposition of investment securities	114,481,695
Paydowns	34,791
Amortization	(296,961)
Swap payments made	(3,362)
Cost of options purchased	(283,421)
Proceeds from sale of options	493,202
Sale of short-term investment securities, net	24,563,806
Decrease in dividends and interest receivable	969,424
Decrease in receivable for investment securities sold	6,613,413
Decrease in receivable for securities lending income	8,732
Increase in premiums paid on swaps	(102,365)
Decrease in receivable from broker	570,514
Increase in segregated cash	1,472,482
Increase in other assets	(2,327)
Decrease in payable for securities purchased	(5,016,397)
Decrease in payable for securities on loan	(18,176,478)
Decrease in premiums received on credit default swap transactions	(18,940)
Decrease in advisory fees payable	(14,341)
Increase in due to other related parties	1,974
Increase in accrued expenses and other liabilities	5,879
Unrealized depreciation on investments	32,961,927
Unrealized depreciation on foreign currency related transactions	171,246
Net realized losses on credit default swap transactions	3,362
Net realized gains on written options	(408,888)
Net realized losses on investments	31,138,577

Net cash provided by operating activities	69,716,238

Cash Flows from Financing Activities:
Cash distributions paid on common shares	(9,691,593)
Decrease in reverse repurchase agreements	(6,510,642)
Decrease in secured borrowing	(58,179,140)

Net cash used in financing activities	(74,381,375)

Net decrease in cash	(4,665,137)

Cash (including foreign currency):
Beginning of period	$5,089,376

End of period	$424,239

Supplemental cash disclosure:
Cash paid for interest	$572,708

Non-cash financing activities not included herein consist of reinvestment dividends and distributions	$1,628,320

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004 and is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. Non-listed equity securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

d. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

e. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

f. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

g. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

h. Options

The Fund is subject to interest rate risk, equity price risk and foreign currency exchange rate risk in the normal course of pursing its investment objectives through its investments in options. The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

i. Interest rate swaps

The Fund is subject to interest rate risk in the normal course of pursing its investment objectives through its investments in interest rate swaps. The Fund may enter into interest rate swap contracts to manage the Fund’s exposure to interest rates. Interest rate swaps involve the exchange between the Fund and another party of their commitments to pay or receive interest based on a notional principal amount.

The value of the swap contract is marked-to-market daily based upon quotations from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

j. Credit default swaps

The Fund is subject to credit risk in the normal course of pursing its investment objectives through its investments in credit default swap contracts. The Fund may enter into credit default swap contracts to provide a measure of protection against default on a referenced entity, obligation or index. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

k. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

l. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

m. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes. For the six months ended February 28, 2009, the advisory fee was equivalent to an annual rate of 0.86% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc., an affiliate of EIMC and an indirect subsidiary of Wells Fargo, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

Crow Point Partners, LLC is also an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreements between EIMC and the Fund’s sub-advisors would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and interim sub-advisory agreements with each sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Tattersall Advisory Group, Inc., Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with each sub-advisor to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the six months ended February 28, 2009, EIMC voluntarily waived its advisory fee in the amount of $433,826.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets. For the six months ended February 28, 2009, the administrative fee was equivalent to an annual rate of 0.07% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund. (See Note 5)

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the six months ended February 28, 2009, the Fund paid brokerage commissions of $159 to Wachovia Securities, LLC, a broker-dealer affiliated with Wells Fargo.

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of common shares with no par value. For the six months ended February 28, 2009 and the year ended August 31, 2008, the Fund issued 124,308 and 243,614 common shares, respectively.

The Fund had issued 3,200 shares of Auction Market Preferred Shares (“Preferred Shares”) with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared). For the six months ended February 28, 2009, the Fund did not have any Preferred Shares outstanding. The Fund had secured debt financing from a multi-seller commercial paper conduit administered by a major financial institution (the “Facility”) and on May 20, 2008 redeemed the Fund’s outstanding Preferred Shares. The Fund’s borrowings under the Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued by the Facility to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 4%. During the six months ended February 28, 2009, the Fund reduced its borrowings under the Facility from $80 million to $22 million. An effective interest rate of 2.84% was

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

incurred on the borrowings, which was based on the rates of the commercial paper notes issued by the Facility and interest expense of $615,704, representing 1.17% of the Fund’s average daily net assets, was incurred during the six months ended February 28, 2009. The Fund has pledged its assets to secure borrowings under the Facility. As a result of amendments to the Facility, the Fund currently pays, on a monthly basis, a liquidity fee at an annual rate of 2.75% of the total commitment amount and a program fee at an annual rate of 2.75% on the daily average outstanding principal amount of borrowings. The Fund had paid a liquidity fee at an annual rate of 0.50% until October 31, 2008 and at an annual rate of 1.25% until December 29, 2008. In addition, the Fund had paid a program fee at an annual rate of 0.75% until October 31, 2008 and at an annual rate of 1.25% until December 29, 2008. A structuring fee of $800,000 was paid by EIMC on behalf of the Fund, which represents 1.00% of the financing available to the Fund under the Facility. This fee is being amortized over three years. During the six months ended February 28, 2009, the Fund recognized amortization expense of $132,236. The Fund will reimburse EIMC over the three year period.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $53,869,055 and $109,391,993, respectively, for the six months ended February 28, 2009.

On September 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

As of February 28, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$70,874,492	$0
Level 2 – Other Significant Observable Inputs	37,260,106	(24,081)
Level 3 – Significant Unobservable Inputs	0	0

Total	$108,134,598	$(24,081)

*	Other financial instruments include swap contracts.

As of February 28, 2009, the Fund had unfunded loan commitments of $276,319.

During the six months ended February 28, 2009, the Fund entered into reverse repurchase agreements that had an average daily balance outstanding of $1,224,600 with a weighted average interest rate of 1.75% and paid interest of $21,431, representing 0.04% of the Fund’s average daily net assets. The maximum amount outstanding under reverse repurchase agreements during the six months ended February 28, 2009 was $6,526,548 (including accrued interest).

During the six months ended February 28, 2009, the Fund loaned securities to certain brokers and earned $4,876, net of $20,265 paid to Wachovia Global Securities Lending as the securities lending agent.

On February 28, 2009, the aggregate cost of securities for federal income tax purposes was $139,997,695. The gross unrealized appreciation and depreciation on securities based on tax cost was $60,507 and $31,923,604, respectively, with a net unrealized depreciation of $31,863,097.

As of August 31, 2008, the Fund had $701,198 in capital loss carryovers for federal income tax purposes expiring in 2016.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of August 31, 2008, the Fund incurred and elected to defer post-October losses of $6,118,895.

6. DERIVATIVE TRANSACTIONS

During the six months ended February 28, 2009, the Fund had written option activities as follows:

	Number of Contracts	Premiums Received

Options outstanding at August 31, 2008	1,825	$199,107
Options written	2,250	502,609
Options expired	(925)	(85,557)
Options closed	(2,150)	(337,988)
Options exercised	(1,000)	(278,171)

Options outstanding at February 28, 2009	0	$0

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The Fund enters into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return. At February 28, 2009, the Fund had the following credit default swap contracts outstanding:

Credit default swaps on debt obligations – Buy protection

Expiration	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Made by the Fund	Frequency of Payments Made	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

03/20/2014	Credit Suisse	Sun Microsystem, Inc., 2.40%, 03/20/2014 #	BB+	$ 60,000	2.40%	Quarterly	$(561)	$0	$(561)
03/20/2014	Credit Suisse	Sun Microsystem, Inc., 2.00%, 03/20/2014 #	BB+	130,000	2.00%	Quarterly	1,321	0	1,321
03/20/2014	Goldman Sachs	Motorola, Inc., 6.15%, 03/20/2014 #	BBB-	135,000	6.15%	Quarterly	(5,000)	0	(5,000)
03/20/2014	UBS	Expedia, Inc., 6.65%, 03/20/2014 #	BB	95,000	6.65%	Quarterly	(7,225)	0	(7,225)
03/20/2014	UBS	Motorola, Inc., 5.80%, 03/20/2014 #	BBB-	110,000	5.80%	Quarterly	(2,774)	0	(2,774)
03/20/2014	UBS	Pulte Homes, Inc., 2.53%, 03/20/2014 ##	BB-	190,000	2.53%	Quarterly	2,488	0	2,488
03/20/2014	UBS	Expedia, Inc., 6.60%, 03/20/2014 #	BB	155,000	6.60%	Quarterly	(11,589)	0	(11,589)

Credit default swaps on an index – Buy protection

Expiration	Counterparty	Reference Index	Rating of Reference Index*+	Notional Amount	Fixed Payments Made by the Fund	Frequency of Payments Made	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

12/20/2013	Deutsche Bank	CDX North America HY11 Index ##	B	$455,900	5.00%	Monthly	$126,149	$102,365	$23,784

*

A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring may also cause a credit event to take place.

+	Rating represents an average rating for the underlying securities within the index.
#	The Fund entered into the swap contract for speculative purposes.
##	The Fund entered into the swap contract for hedging purposes.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Credit default swaps on debt obligations – Sell protection

Expiration	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

09/20/2013	Deutsche Bank	General Electric, 4.00%, 09/20/2013 #	AA+	$65,000	4.00%	Quarterly	$(6,454)	$0	$(6,454)
12/20/2013	Citigroup	General Electric, 6.65%, 12/20/2013 #	AA+	90,000	6.65%	Quarterly	(313)	0	(313)
12/20/2013	Goldman Sachs	General Electric, 4.50%, 12/20/2013 #	AA+	75,000	4.50%	Quarterly	(6,113)	0	(6,113)
03/20/2014	Citigroup	General Electric, 4.30%, 03/20/2014 #	AA+	15,000	4.30%	Quarterly	(1,436)	0	(1,436)
03/20/2014	Goldman Sachs	General Electric, 4.30%, 03/20/2014 #	AA+	50,000	5.10%	Quarterly	(3,360)	0	(3,360)

Credit default swaps on an index – Sell protection

Expiration	Counterparty	Reference Index	Rating of Reference Index*+	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

06/20/2013	Deutsche Bank	LCDX North America 10V2 Index ##	B	$117,500	3.25%	Monthly	$(30,040)	$(30,430)	$ 390
06/20/2013	JPMorgan @	LCDX North America 10V3 Index ##	B	178,600	3.25%	Monthly	(46,928)	(39,689)	(7,239)

*

A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring may also cause a credit event to take place.

+	Rating represents an average rating for the underlying securities within the index.
#	The Fund entered into the swap contract for speculative purposes.
##	The Fund entered into the swap contract for hedging purposes.
@	As of February 28, 2009, the net asset trigger level for early termination with the counterparty was reached.

Certain of the Fund’s derivative transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transaction in net liability positions. On February 28, 2009, the aggregate fair value of all derivative instruments with net asset contingent features that were in a liability positions amounted to $121,793.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The fair value of derivative instruments as of February 28, 2009 was as follows:

	Asset Derivatives		Liability Derivatives

	Six months ended February 28, 2009		Six months ended February 28, 2009

Derivatives not accounted for as hedging instruments under Statement 133	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Credit contracts	Unrealized gains on credit default swap transactions	$27,983	Unrealized losses on credit default swap transactions	$52,064

The effect of derivative instruments on the Statement of Operations for the six months ended February 28, 2009 was as follows:

Amount of Realized Gain or Loss on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under Statement 133	Written Options	Credit Default Swaps	Total

Equity contracts	$408,888	$0	$408,888
Credit contracts	0	(3,362)	(3,362)

	$408,888	$(3,362)	$405,526

Change in Unrealized Gains or Losses on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under Statement 133	Written Options	Credit Default Swaps	Total

Equity contracts	$34,831	$0	$34,831
Credit contracts	0	(26,563)	(26,563)

	$34,831	$(26,563)	$8,268

7. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

8. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry and, therefore, may be more affected by changes in that industry than would be a comparable mutual fund that is not heavily weighted in any industry.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

9. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

10. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration Date	Record Date	Payable Date	Net Investment Income

February 20, 2009	March 13, 2009	April 01, 2009	$0.11
March 12, 2009	April 15, 2009	May 01, 2009	$0.11
April 17, 2009	May 13, 2009	June 01, 2009	$0.11

These distributions are not reflected in the accompanying financial statements.

ADDITIONAL INFORMATION (unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On January 8, 2009, the Annual Meeting of shareholders of the Fund was held to consider a number of proposals. On October 10, 2008, the record date of the meeting, the Fund had $95,670,547 of net assets outstanding of which $57,807,536 (60.42%) of net assets were represented at the meeting.

The votes recorded at the meeting, by proposal, were as follows:

Proposal 1 — Election of Trustees:

	Net Assets Voted “For”	Net Assets Voted “Withheld”

Charles A. Austin III	$54,558,379	$3,249,157
Carol A. Kosel	$54,743,116	$3,064,420
Gerald M. McDonnell	$54,541,515	$3,266,021
Richard J. Shima	$54,494,280	$3,313,256

Proposal 2 — To amend the Fund’s fundamental investment restriction concerning lending:

Net Assets voted “For”	$40,862,997
Net Assets voted “Against”	$ 3,487,973
Net Assets voted “Abstain”	$ 1,485,567

Proposal 3a — To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net Assets voted “For”	$42,026,515
Net Assets voted “Against”	$ 2,513,980
Net Assets voted “Abstain”	$ 1,296,032

Proposal 3b — To consider and act upon a new sub-advisory agreement with Crow Point Partners, LLC:

Net Assets voted “For”	$41,572,506
Net Assets voted “Against”	$ 2,912,728
Net Assets voted “Abstain”	$ 1,351,293

Proposal 3c — To consider and act upon a new sub-advisory agreement with Tattersall Advisory Group, Inc:

Net Assets voted “For”	$41,617,235
Net Assets voted “Against”	$ 2,806,725
Net Assets voted “Abstain”	$ 1,412,567

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, Tattersall Advisory Group, Inc. (“TAG”), Crow Point Partners, LLC (“Crow Point”, and, together with TAG, the “Sub-Advisors”), or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Utilities and High Income Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC, the Sub-Advisors, and Keil provided. The Trustees formed small groups to review individual funds in greater detail.

ADDITIONAL INFORMATION (unaudited) continued

In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisors with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the Sub-Advisors. The Trustees considered a

ADDITIONAL INFORMATION (unaudited) continued

number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency

ADDITIONAL INFORMATION (unaudited) continued

payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisors formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the Sub-Advisors were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the

ADDITIONAL INFORMATION (unaudited) continued

Sub-Advisors and EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees noted that one of the Fund’s portfolio managers, Mr. Timothy O’ Brien, who left EIMC to form Crow Point, formerly acted as the Fund’s portfolio manager in his capacity as an employee of EIMC. The Trustees considered the Fund’s performance since the appointment of Crow Point as sub-advisor to the Fund and for the period when Mr. O’Brien managed the Fund in his capacity as an employee of EIMC. The Trustees noted that, for the one-year period ended December 31, 2007, the net asset value performance of the Fund’s shares was below that of the broad-based securities index against which the Trustees compared the Fund’s performance, and was in the third quintile of the non-Evergreen funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for the three-year period ended December 31, 2007, the net asset value performance of the Fund’s shares exceeded that of the broad-based securities index against which the Trustees compared the Fund’s performance, and a majority of the non-Evergreen funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the Fund’s management fee was lower than the management fees paid by the limited number of non-Evergreen

ADDITIONAL INFORMATION (unaudited) continued

funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees considered that, in light of the fact that the Fund was not making a continuous offering of its shares, the likelihood of economies of scale following the Fund’s initial offering was relatively low, although they determined to continue to monitor the Fund’s expense ratio and the profitability of the investment advisory agreements to EIMC in light of future growth of the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’ investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008,

ADDITIONAL INFORMATION (unaudited) continued

and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

•

Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•	That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo busi-

ADDITIONAL INFORMATION (unaudited) continued

nesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipating the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director,Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Fund, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”). Wells Fargo and Wachovia Corporation announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia Corporation in a whole company transaction that will include the Fund’s investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

579711 rv5 04/2009

Item 2 - Code of Ethics

Not required for this filing.

Item 3 - Audit Committee Financial Expert

Not applicable at this time.

Items 4 – Principal Accountant Fees and Services

Not required for this filing.

Items 5 – Audit Committee of Listed Registrants

Not required for this filing.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for this filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not required for this filing.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If applicable/not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Utilities and High Income Fund

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: April 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: April 29, 2009

By:	/s/ Kasey Phillips

Kasey Phillips Principal Financial Officer

Date: April 29, 2009